UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 10, 2026

Jubilant Flame International, LTD
(Exact name of registrant as specified in its charter)

Nevada	333-173456	27-2775885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 Room 508, T1N Vi Park, 360 Xin Long Road, Shanghai China, 201101

(Address of principal executive offices)

+86 21 64748888

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Previous independent registered public accounting firm

On April 10, 2026, Jubilant Flame International, LTD (the “Company”) accepted the resignation of KCCW Accountancy Corp Certified Public Accountants (“KCCW”) as its independent registered public accounting firm. The reports of KCCW Accountancy Corp regarding the Company’s financial statements for the fiscal years ended February 28, 2025 and February 29, 2024 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except each report did contain an explanatory paragraph related to the Company’s ability to continue as a going concern.

The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

During the Company’s fiscal years February 28, 2025 and February 29, 2024, there were (i) no disagreements with KCCW Accountancy Corp on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KCCW Accountancy Corp would have caused KCCW Accountancy Corp to make reference to the subject matter of the disagreements in connection with its report, and (ii) with the exception of material weaknesses related to reconciliation of various accounts, lack of precision and accuracy to properly reflect in the financial statements, no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KCCW Accountancy Corp with a copy of the foregoing disclosures and requested KCCW Accountancy Corp to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not KCCW Accountancy Corp agrees with the disclosures. A copy of the letter provided by KCCW Accountancy Corp is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On April 10, 2026, the Company engaged WWC, Professional Corporation , Certified Public Accountants (“WWC”) as the Company’s new independent registered public accounting firm. During the two most recent fiscal years and through April 8, 2026, the Company had not consulted with WWC regarding any of the following:

The application of accounting principles to a specific transaction, either completed or proposed; The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that WWC concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
16.1	Letter from KCCW, Accountancy Corp dated April 10, 2026 regarding change in certifying accountant
104	Cover Page Interactive Date File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Jubilant Flame International, LTD

Dated: April 10, 2026	By:	/s/ Yan Li
Yan Li
Chief Executive Officer

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